Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 11, 2012, is made by and among QRE OPERATING, LLC, a Delaware limited liability company (“Borrower”); QR ENERGY, LP, a Delaware limited partnership (“QRE MLP”); QRE GP, LLC, a Delaware limited liability company (“General Partner”); WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, “Wells Fargo”) as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the financial institutions (collectively the “Lenders”) party to the hereinafter-defined Credit Agreement; and the undersigned Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, QRE MLP, General Partner, the Administrative Agent and the Lenders entered into a Credit Agreement dated as of December 17, 2010, as amended by that certain First Amendment to Credit Agreement, dated as of October 3, 2011, and by that certain Second Amendment to Credit Agreement, dated as of March 16, 2012 (as so amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, the Administrative Agent and the undersigned Lenders do hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.02 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Aggregate Maximum Credit Amounts” is amended and restated in its entirety as follows:

“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.06. From and after the Third Amendment Effective Date, the Aggregate Maximum Credit Amounts of the Lenders are $1,500,000,000.”

(ii) The definition of “Agreement” is amended and restated in its entirety as follows:

“Agreement” means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated, including, without limitation, by the First Amendment, the Second Amendment and the Third Amendment.

(iii) The definition of “Applicable Margin” is amended by replacing the Borrowing Base Utilization Grid therein with the following:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<25%	> 25 <50	% %	>50 <75	% %	>75 <90	% %	>90%
Eurodollar Loans	1.50%	1.75%		2.00%		2.25%		2.50%
ABR Loans	0.50%	0.75%		1.00%		1.25%		1.50%
Commitment Fee Rate	0.375%	0.375%		0.50%		0.50%		0.50%

(iv) The definition of “Maturity Date” is amended and restated in its entirety as follows:

“Maturity Date” means the date that is five (5) years after the Third Amendment Effective Date.

(v) The definition of “Security Instruments” is hereby amended and restated in its entirety as follows:

“Security Instruments” means the Guaranty Agreement, Security Agreement, Mortgages, any Intercreditor Agreement entered into pursuant to Section 9.02(i), other agreements, instruments or certificates described or referred to on Schedule 1.02A, and any and all other agreements, instruments, consents or certificates now or hereafter executed and delivered by any Obligor or any other Person (other than Swap Agreements with the Lenders or any Affiliate of a Lender, participation or similar agreements between any Lender and any other lender or creditor with respect to any Obligations pursuant to this Agreement or Treasury Management Agreements) in connection with, or as security for the payment or performance of the Obligations, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

(vi) The definition of “Transaction Documents” is amended and restated in its entirety as follows:

“Transaction Documents” means (a) the agreements, instruments or certificates described or referred to on Schedule 1.02(B) and all other agreements, instruments or documents entered into on or before the Effective Date in connection with the foregoing, (b) the 2011 Transaction Documents and (c) the 2012 Transaction Documents.

(vii) By adding the following defined terms in appropriate alphabetical order:

“2012 Transactions” means the consummation of the acquisition from Prize Petroleum, LLC and Prize Pipeline, LLC, and delivery of the 2012 Transaction Documents, each in form and substance satisfactory to the Administrative Agent.

“2012 Transaction Documents” means the agreements and instruments described or referred to on Schedule I to the Third Amendment and all other agreements, instruments or documents entered into on or before the Third Amendment Effective Date in connection with the foregoing.

“2012 Transaction Properties” means all Property proposed to be acquired by QRE MLP, the Borrower or its Subsidiaries on or before the Third Amendment Effective Date pursuant to the 2012 Transaction Documents.

“Intercreditor Agreement” means an Intercreditor Agreement in form and substance satisfactory to the Administrative Agent and the Majority Lenders, pursuant to which the Liens securing the Second Lien Loans shall be subordinated to the Liens securing the Obligations.

“Net Cash Proceeds” means, with respect to any Debt issued pursuant to Section 9.02(h) or any issuance of Equity Interests by QRE MLP, the cash proceeds thereof, net of customary fees, commissions, costs and other expenses incurred in connection therewith and, in the case of Debt issued pursuant to Section 9.02(h), net of any amount required to be used to repay the Obligations after the Borrowing Base reduction, if any, required pursuant to Section 9.02(h) and any resulting mandatory prepayment required as a result thereof pursuant to Section 3.04(c)(iii).

“Second Lien Loans” means a senior secured term loan facility entered into pursuant to Section 9.02(i) or any refinancing thereof effected pursuant to Section 9.02(j).

“Second Lien Obligations” means obligations of QRE MLP, the Borrower or any of their Subsidiaries owed in respect of any Second Lien Loans including (a) obligations of arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Second Lien Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), owing to the secured parties pursuant to Second Lien Loans (in their capacity as such) and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities under or pursuant to the documents governing the Second Lien Loans owing to the secured parties pursuant to the Second Lien Loans (in their capacity as such).

“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of April 11, 2012, by and among Borrower, QRE MLP, General Partner, the Administrative Agent and the Lenders.

“Third Amendment Effective Date” shall mean the date on which the conditions specified in Section 4 of the Third Amendment are satisfied (or waived by each Lender in accordance with Section 12.02).

(b) Section 2.07(a) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof as follows:

“For the period from and including the Third Amendment Effective Date to but excluding the first Redetermination Date to occur after such date, the amount of the Borrowing Base shall be $730,000,000.”

(c) Section 9.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) intercompany Debt between QRE MLP and any of its Subsidiaries or between Subsidiaries to the extent permitted by Section 9.05(g); provided that such Debt is not assigned, transferred, negotiated or pledged (other than pursuant to a Security Instrument) to any Person and is not held by any Person other than QRE MLP or one of its Wholly-Owned Subsidiaries, and, provided further, that any such Debt owed by either the Borrower or a Guarantor shall be subordinated to the Obligations on the terms set forth in the Guaranty Agreement.”

(d) Section 9.02(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) Unsecured Debt of QRE MLP or its Subsidiaries; provided that (i) no Event of Default has occurred and is continuing or would occur after giving effect to the incurrence of such Debt, (ii) after giving effect to the incurrence of such Debt on a pro forma basis, QRE MLP shall be in compliance with the covenants set forth in Section 9.01, (iii) the maturity date for such Debt shall not be earlier than seven (7) years after the incurrence thereof, (iv) for each $1.00 of such Debt incurred, the Borrowing Base shall be reduced, effective immediately upon the incurrence of such Debt, by $0.25 and any mandatory prepayments required by Section 3.04(c)(iii) shall be made concurrently therewith (except that with respect to any Debt incurred pursuant to this Section 9.02(h), no such Borrowing Base reduction shall be required to the extent the proceeds of such Debt are immediately used to refinance Debt previously incurred pursuant to this Section 9.02(h) or Section 9.02(i), in each case in accordance with the provisions of Section 9.02(j)), and (v) the interest rates and other terms of such Debt shall be reasonably acceptable to the Administrative Agent; and”

(e) A new Section 9.02(i) is added to the Credit Agreement as follows:

“(i) Debt in the form of a second-lien term loan not to exceed the principal amount of $100,000,000 in the aggregate at any one time outstanding; provided that in connection with the incurrence of any such Debt, the Borrower and the Guarantors and the Second Lien Loan lenders (or the Second Lien Loan administrative agent on behalf of, and having been authorized by, the Second Lien Loan lenders) execute and deliver to the Administrative Agent an Intercreditor Agreement.”

(f) A new Section 9.02(j) is added to the Credit Agreement as follows:

“(j) Refinancings or renewals of Debt incurred pursuant to Section 9.02(h) or Section 9.02(i); provided that (i) any such refinancing Debt is in an aggregate principal amount not greater than the aggregate principal amount of the Debt being renewed or refinanced, plus the amount of any premiums required to be paid thereon and reasonable fees and expenses associated therewith and an amount equal to any unutilized commitment under the Debt being renewed or refinanced, (ii) such refinancing Debt has a later or equal final maturity and longer or equal weighted average life than the Debt being renewed or refinanced, (iii) the covenants, events of default, subordination and other provisions thereof (including any guarantees thereof) shall be, in the aggregate, no less favorable to the Lenders than those contained in the Debt being renewed or refinanced, and (iv) such refinancing Debt shall not be secured by any property of QRE MLP or its Subsidiaries, except to the extent permitted pursuant to Section 9.03.”

(g) Section 9.03(a) is amended and restated in its entirety as follows:

“(a) (i) Liens securing the payment of any Obligations and (ii) Liens granted on the Collateral to secure the Second Lien Obligations; provided that, in the case of this clause (ii), such Liens are subordinated to the Liens securing the Obligations in accordance with the terms of the Intercreditor Agreement.”

(h) A new Section 9.24 is added to the Credit Agreement as follows:

“Restrictions on Payment of Certain Debt. QRE MLP will not, and will not permit any of its Subsidiaries to, make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance, acquisition, or deposit), or set aside funds for any such payment, with respect to any Debt incurred as permitted by Section 9.02(h) or Section 9.02(i) (or any refinancing thereof permitted pursuant to Section 9.02(j)); provided, however, that QRE MLP and its Subsidiaries may, so long as, both before and after giving effect to each such payment, no Default or Event of Default has occurred and is continuing:

(a) with respect to Debt incurred as permitted by Section 9.02(h) or any refinancing thereof permitted pursuant to Section 9.02(j), (i) make regularly scheduled payments of principal and interest with respect to such Debt (unless it is expressly subordinate and junior in right of payment to the Obligations and, in such case, only to the extent the applicable terms of subordination otherwise permit the applicable subordinated creditor to accept and retain such payment) and (ii) prepay such Debt (A) at a time when no Loans or Letters of Credit (unless cash collateralized on terms reasonably acceptable to the Administrative Agent) are outstanding (including after giving effect to such prepayment of such Debt) or (B) with Net Cash Proceeds; and

(b) with respect to Debt incurred as permitted by Section 9.02(i) or any refinancing thereof permitted pursuant to Section 9.02(j), repay such Debt (i)(A) at a time when no Loans or Letters of Credit (unless cash collateralized on terms reasonably acceptable to the Administrative Agent) are outstanding (including after giving effect to such repayment of such Debt), (B) with Net Cash Proceeds or (C) by refinancing such Debt pursuant to Section 9.02(j), and (ii) other than any such repayment permitted pursuant to Section 9.24(b)(i), only if (x) immediately after giving effect to any such repayment, the Borrowing Base Utilization Percentage shall not exceed 90%, and (y) a Financial Officer of QRE MLP shall have provided a certificate to the Administrative Agent demonstrating compliance (on a pro forma basis after giving effect to such repayment) with Section 9.01(a), and (z) the aggregate amount of all such repayments made as permitted by and pursuant to this Section 9.24(b)(ii) shall at no time exceed $50,000,000; provided, however, that repayments pursuant to this Section 9.24(b)(ii) shall be permitted only until the earlier to occur of (1) the one year anniversary of the Third Amendment Effective Date or (2) such time as repayments under this Section 9.24(b) reach $50,000,000.”

(i) A new Section 11.12 is added to the Credit Agreement as follows:

“Intercreditor Agreement. Notwithstanding anything herein to the contrary, each Lender also acknowledges that, upon the execution and delivery by the Administrative Agent (with the written approval of the Majority Lenders) of an Intercreditor Agreement pursuant to Section 9.02(i), each such Lender will be bound by the terms and provisions of such Intercreditor Agreement. In the event of any conflict between the terms of such Intercreditor Agreement and the Security Instruments, the terms of such Intercreditor Agreement shall govern and control.”

2. New Lenders and Reallocation of Commitments. The Lenders have agreed among themselves to reallocate the Commitments, Aggregate Maximum Credit Amount and aggregate Revolving Credit Exposures and to, among other things, allow certain financial institutions identified by Wells Fargo Securities, LLC, in consultation with the Borrower, to become parties to the Credit Agreement as Lenders (each, a “New Lender”) by acquiring an interest in the Commitments, Aggregate Maximum Credit Amounts and aggregate Revolving Credit Exposures. Each of the Administrative Agent and the Borrower hereby consent to (i) the reallocation of the Commitments, Aggregate Maximum Credit Amounts and aggregate Revolving Credit Exposures (including the reallocation of 100% of the Commitment of Bank of Scotland plc (the “Exiting Lender”) and (ii) each New Lender’s acquisition of an interest in the Commitments, Aggregate Maximum Credit Amounts and aggregate Revolving Credit Exposures. The assignments by the existing Lenders (including the Exiting Lender) necessary to effect the reallocation of the Commitments, Aggregate Maximum Credit Amounts and aggregate Revolving Credit Exposures and the assumptions by the New Lenders necessary for such New Lenders to acquire such interests are hereby consummated pursuant to the terms and provisions of this Section 2 and of Section 12.04(b) of the Credit Agreement, and each Lender, including the Exiting Lender and the New Lenders, is deemed to have consummated such assignments and assumptions pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit G to the Credit Agreement as if each Lender, including the Exiting Lender and the New Lenders, had executed and delivered an Assignment and Assumption (with the Effective Date, as defined therein, being the Third Amendment Effective Date); provided that the Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 12.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and assumptions contemplated by this Section 2; provided further that any New Lender that is a Foreign Lender shall have delivered to the Borrower (with a copy to the Administrative Agent) the documentation required pursuant to Section 5.03(e) of the Credit Agreement. On the Third Amendment Effective Date and after giving effect to such assignments and assumptions, the Applicable Percentage, the Applicable Percentage of the Borrowing Base and Maximum Credit Amount of each Lender shall be as set forth on Annex I to this Amendment. Each Lender hereby consents and agrees to the Applicable Percentages, Borrowing Base Allocations and Maximum Credit Amounts set forth on Annex I to this Amendment. To the extent requested by any Lender, and in accordance with Section 5.02 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 5.02 of the Credit Agreement, any amounts required to be paid by Borrower under Section 5.02 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2. Notwithstanding any provision in Section 12.04(b) to the contrary, all parties hereto agree that the assignments and assumptions provided for in this Section 2 have been approved and consented to by all such parties and are effective as provided herein and in the event of any conflict between this Section 2 and Section 12.04(b) of the Credit Agreement, the terms and provisions of this Section 2 shall control.

3. Amendment to Mortgages. The Borrower and each Lender hereby agree that, in connection with the execution and delivery of this Amendment and the 2012 Transaction Documents, each of the existing Mortgages will be amended to, and any new Mortgage will, reflect the exclusion from Deed of Trust Property (as defined therein) of “Buildings” and “Manufactured (Mobile) Homes”, each as defined in the applicable Flood Insurance Regulation. For purposes of this Section 3, “Flood Insurance Regulation” shall mean (i) the National Flood Insurance Act of 1968, (ii) the Flood Disaster Protection Act of 1973, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), and (iv) the Flood Insurance Reform Act of 2004.

4. Conditions Precedent. This Amendment shall not become effective until the date on or before April 30, 2012 on which each of the following conditions is satisfied (or waived by each Lender in accordance with Section 12.02 of the Credit Agreement):

(a) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such party.

(b) The Administrative Agent, Wells Fargo Securities, LLC and the Lenders shall have received all commitment and agency fees and all other fees and amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced on or prior to the Third Amendment Effective Date, the reasonable fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent).

(c) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary or a Responsible Officer setting forth (i) resolutions of its board of directors or managers or other relevant governing body with respect to the authorization of the Borrower to execute and deliver this Amendment and to enter into the transactions contemplated by this Amendment, (ii) the officers of the General Partner (y) who are authorized to sign this Amendment and (z) specimen signatures of such authorized officers, and (iii) all waivers, amendments, supplements or other modifications to any Organizational Documents of the General Partner and each Obligor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

(d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D to the Credit Agreement, duly and properly executed by a Responsible Officer and dated as of the Third Amendment Effective Date.

(e) The Administrative Agent shall have received a duly executed Note payable to each Lender increasing its Maximum Credit Amount or which is a new Lender and which requests a Note in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

(f) The Administrative Agent shall have received (i) a certificate of a Responsible Officer certifying: (A) that the 2012 Transactions are being concurrently consummated in accordance with applicable law and the terms of the 2012 Transaction Documents (with all of the material conditions precedent thereto having been satisfied by the parties thereto); (B) that no provision of the 2012 Transaction Documents have been waived, amended, supplemented or otherwise modified in any respect materially adverse to the Borrower, QRE MLP or the Lenders; and (C) that the sum of (1) the amount by which the Borrowing Base exceeds the Revolving Credit Exposures and (2) Borrower’s unrestricted cash and cash equivalents, upon the Third Amendment Effective Date after giving effect to the consummation of the 2012 Transactions, equals or exceeds $50,000,000; (ii) a true and complete executed copy of each of the 2012 Transaction Documents (including all amendments thereto); (iii) original counterparts or copies, certified as true and complete, of the assignments, deeds and leases for all of the 2012 Transaction Properties; and (iv) such other related documents and information as the Administrative Agent shall have reasonably requested. The 2012 Transaction Documents shall be in form and substance satisfactory to the Administrative Agent.

(g) The Administrative Agent shall have received evidence that any Liens on the 2012 Transaction Properties shall be released upon or prior to the consummation of the 2012 Tranactions, and all Lien releases, UCC-3’s, or other documents or instruments necessary or desirable to effect such Lien releases shall have been executed and delivered to the Administrative Agent in form and substance satisfactory to the Administrative Agent.

(h) The Administrative Agent shall be reasonably satisfied with the environmental condition of the 2012 Transaction Properties

(i) The Administrative Agent shall have received an opinion of (i) Vinson & Elkins L.L.P., special counsel to the Borrower, and (ii) local counsel for each state (other than Michigan) in which any 2012 Transaction Property is located, in each case in form and substance satisfactory to the Administrative Agent.

(j) The Administrative Agent shall have received a certificate of a Responsible Officer certifying that the Borrower has received all consents and approvals required by Section 7.03.

(k) The Administrative Agent shall have received a Reserve Report with respect to the Borrowing Base Properties, including the 2012 Transaction Properties, prepared by Internal Petroleum Engineers accompanied by a certificate signed by a Responsible Officer covering the matters described in Section 8.12(c).

(l) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of all Security Instruments that are determined by the Administrative Agent to be necessary or desirable in order to permit the Administrative Agent to be reasonably satisfied that the Security Instruments will create upon recording first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the proved Oil and Gas Properties evaluated in the Reserve Report delivered pursuant to clause (k) above.

(m) The Administrative Agent shall have received projections of QRE MLP and its Subsidiaries, after giving effect to the 2012 Transactions, through the fiscal year ending December 31, 2015, which projections shall be reasonably satisfactory to the Administrative Agent.

(n) The Administrative Agent shall have received the preliminary unaudited pro forma balance sheet of QRE MLP as of December 31, 2011.

(o) The Administrative Agent shall have received appropriate Uniform Commercial Code search certificates reflecting no prior Liens encumbering the Properties of the Obligors for each of the following jurisdictions: Delaware and any other jurisdiction requested by the Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

(p) The Administrative Agent shall have received copies of the hedging arrangements described on Schedule II attached hereto (the “2012 Hedging Arrangements”). The Administrative Agent shall have received satisfactory evidence that such 2012 Hedging Arrangements are fully effective on the Third Amendment Effective Date.

(q) The Administrative Agent shall have completed and be satisfied with due diligence (including regarding business, financial, reserve, legal and environmental matters) relative to the 2012 Transactions, the 2012 Transaction Properties, QRE MLP, the Borrower, and the Subsidiaries.

(r) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

5. Representations True; No Default. Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date. Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.

6. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

7. Definitions and References. Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or the Lenders by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

8. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of Borrower, the Administrative Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or as an attachment to an email shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	QRE OPERATING, LLC

	By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

QRE MLP:	QR ENERGY, LP

	By:	QRE GP, LLC
its General Partner

		By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

GENERAL PARTNER:	QRE GP, LLC

	By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and a Lender

	By:	/s/ Scott Hodges
	Name:	Scott Hodges
	Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

LENDER:	JPMORGAN CHASE BANK, N.A. as a Lender

	By:	/s/ Jo Linda Papadakis
Jo Linda Papadakis
Authorized Officer

Signature Page to Third Amendment to Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

LENDER:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Director

Signature Page to Third Amendment to Credit Agreement

LENDER:	TORONTO DOMINION (NEW YORK) LLC

	By:	/s/ Kelly Hundal
	Name:	Kelly Hundal
	Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Sandra M. Serie
	Name:	Sandra M. Serie
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:	BANK OF MONTREAL

	By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

Signature Page to Third Amendment to Credit Agreement

LENDER:	BNP PARIBAS

	By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

Signature Page to Third Amendment to Credit Agreement

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Matthew L. Molero
	Name:	Matthew L. Molero
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Thomas Benavidea
	Name:	Thomas Benavidea
	Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ Justin Crawford
	Name:	Justin Crawford
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:	ING CAPITAL LLC

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

Signature Page to Third Amendment to Credit Agreement

LENDER:	UNION BANK, N.A.

	By:	/s/ Scott Gildea
	Name:	Scott Gildea
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:	SCOTIABANC INC.

	By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

LENDER:	REGIONS BANK

	By:	/s/ Daniel G. Steele
	Name:	Daniel G. Steele
	Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:	COMPASS BANK

	By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Mark E. Thompson
	Name:	Mark E. Thompson
	Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

	By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Associate

Signature Page to Third Amendment to Credit Agreement

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

	By:	/s/ Dominic Sorresso
	Name:	Dominic Sorresso
	Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

LENDER:	BARCLAYS BANK PLC.

	By:	/s/ Michael J. Mozer
	Name:	Michael J. Mozer
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

EXITING LENDER:	BANK OF SCOTLAND plc

	By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

SCHEDULE I

2012 TRANSACTION DOCUMENTS

1.   Purchase and Sale Agreement by and between Prize Petroleum, LLC and Prize Pipeline, LLC (collectively, “Seller”) and QRE Operating, LLC, as “Buyer”, dated March 19, 2012.

2.   All exhibits, forms or other documents attached to the foregoing agreement; and

3.   All other instruments or documents entered into on or before the Third Amendment Effective Date in connection with the foregoing.

Schedule I

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Third Amendment to Credit Agreement

SCHEDULE II

HEDGING ARRANGEMENTS

PERIOD	SWAPS (BOD)	PRICE
May – Dec. 2012	850	$109.17
2013	900	$106.40
2014	850	$100.44
2015	800	$96.20
2016	800	$93.82
2017	780	$92.15

Schedule I

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Third Amendment to Credit Agreement

ANNEX I

EACH LENDER’S

MAXIMUM CREDIT AMOUNT

AND

APPLICABLE PERCENTAGE OF BORROWING BASE

Name of Lender	Applicable Percentage	Applicable Percentage of Borrowing Base	Maximum Credit Amount
Wells Fargo Bank, National Association	6.986301370%	$51,000,000.0	$104,794,521
JPMorgan Chase Bank, N.A.	6.986301370%	$51,000,000.0	$104,794,521
Royal Bank of Canada	5.479452055%	$40,000,000.0	$82,191,781
The Royal Bank of Scotland plc	5.479452055%	$40,000,000.0	$82,191,781
Toronto Dominion (New York) LLC	5.479452055%	$40,000,000.0	$82,191,781
Bank of Montreal	5.479452055%	$40,000,000.0	$82,191,781
Barclays Bank PLC.*	5.479452055%	$40,000,000.0	$82,191,781
Citibank, N.A.	5.479452055%	$40,000,000.0	$82,191,781
Bank of America, N.A.	5.479452055%	$40,000,000.0	$82,191,781
Credit Agricole S.A.	5.479452055%	$40,000,000.0	$82,191,781
BBVA Compass	4.041095890%	$29,500,000.0	$60,616,438
CIBC Inc.*	4.041095890%	$29,500,000.0	$60,616,438
Comerica Bank	4.041095890%	$29,500,000.0	$60,616,438
Regions Bank	4.041095890%	$29,500,000.0	$60,616,438
Scotiabanc Inc.	4.041095890%	$29,500,000.0	$60,616,438
Union Bank, N.A.	4.041095890%	$29,500,000.0	$60,616,438
U.S. Bank N.A.	4.041095890%	$29,500,000.0	$60,616,438
Credit Suisse AG, Cayman Islands Branch*	4.041095890%	$29,500,000.0	$60,616,438
ING Capital LLC	3.287671233%	$24,000,000.0	$49,315,068
BNP Paribas	3.287671233%	$24,000,000.0	$49,315,068
Capital One, N.A.	3.287671233%	$24,000,000.0	$49,315,068

TOTAL:	100.000000000%	$730,000,000	$1,500,000,000

*	Indicates new Lender as of Third Amendment Effective Date

Annex I

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Third Amendment to Credit Agreement